UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2026

Silver Point Specialty Lending Fund

(Exact name of registrant as specified in its charter)

Maryland	000-56533	47-1577585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Greenwich Plaza, Suite 1 Greenwich, Connecticut	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (202) 542-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On March 19, 2026, the Board of Trustees of Silver Point Specialty Lending Fund (the “Fund”), upon the recommendation of the audit committee, dismissed PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending December 31, 2026, effective immediately.

The audit reports of PwC on the Fund’s financial statements for each of the two fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Fund’s financial statements for the fiscal years ended December 31, 2025 and 2024, and the subsequent period through March 19, 2026, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Fund and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in connection with its audit report. During the fiscal years ended December 31, 2025 and 2024 and the interim period through March 19, 2026, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Fund provided PwC with a copy of the disclosures contained in this Current Report on Form 8-K and requested PwC furnish the Fund with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements contained herein. A copy of PwC’s letter, dated March 25, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On March 19, 2026, the Board of Trustees of the Fund, upon the recommendation of the audit committee, approved a resolution appointing KPMG LLP (“KPMG”) as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending December 31, 2026, effective immediately.

During the fiscal years ended December 31, 2025 and 2024, and the interim period through March 19, 2026, the Fund did not, nor did anyone on the Fund’s behalf, consult with KPMG regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, and no written report or oral advice was provided to the Fund that KPMG concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a) (1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K)

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter of PricewaterhouseCoopers LLP, dated March 25, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silver Point Specialty Lending Fund

Date: March 25, 2026	By:	/s/ James Kasmarcik
	Name:	James Kasmarcik
	Title:	Chief Compliance Officer